Exhibit 99.1

Morgan Stanley Consumer & Retail Conference November 16, 2010

Presenter Murray S. Kessler President and Chief Executive Officer

Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission ("SEC"). These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward- looking-statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.'s Form 10-K and Form 10-Q filings with the SEC.

Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBITDA and Adjusted Operating Income per 1,000 Cigarettes may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these measures with the most comparable GAAP measures.

Lorillard Overview - Who we are Third Largest Tobacco Company in the United States Spun-off from Loews Corporation in June 2008 2009 Net Sales - $5.2 B 2009 Operating Profit - $1.5 B 2009 Diluted EPS - $5.76 Current Dividend - $4.50/year Current Dividend - $4.50/year Current Dividend - $4.50/year Current Dividend - $4.50/year Current Dividend - $4.50/year Current Dividend - $4.50/year Current Dividend - $4.50/year

Menthol 28.8 71.2 Strong Brand Portfolio is Led by Newport Newport Others 91.5 8.5 Source: Domestic Shipment Data, Management Science Associates, Inc. #1 Menthol Brand in U.S 35% share of menthol market #2 Cigarette Brand in U.S. 10.4% share of market Primary Driver of Profitability Newport(r) Brand Maverick & Old Gold - Value brands Maverick - Second fastest growing brand in U.S. Old Gold - Double digit annual growth from regional strength Discount brands accounted for 11.1% of LO domestic shipments in 2009 Other Brands 2009 Lorillard Net Sales Breakdown by Brand 2009 Menthol Segment Share of Total Market 2009 Sales: $5.2 billion Lorillard = 35% of Menthol Market 2009 Total Units: 316 billion

Newport has Continued to Gain Share... In a Category Segment That is Gaining Share 2004 2005 2006 2007 2008 2009 YTD Q3 2010 Newport 0.079 0.084 0.088 0.092 0.097 0.098 0.104 Other Menthol 0.185 0.183 0.186 0.187 0.187 0.19 0.191 26.4% 26.7% 27.4% 27.9% 28.4% 28.8% 29.5% Menthol Segment Share of Total Market 30.1% 35.3% + 5.2 pts Source: Domestic Shipment Data, Management Science Associates, Inc.

Menthol Segment Is Gaining Share... As it is less impacted by cannibalization from smokeless tobacco Estimated Annual Volume Growth By Segment 2003-2010E Menthol Non- Menthol MST Male 99 117 195 Female 101 84 10 Large Metro 105 89 61 Non-Metro 90 133 217 Northeast 123 85 71 South 121 110 123 Midwest 98 108 103 West 48 88 84 White 78 120 131 African American 259 20 31 Demographic Overview 2003 2004 2005 2006 2007 2008 2009 2010E Menthol Cigarettes 4.1 -1.7 -2.1 1.1 -3.3 -1.6 -7.3 -1.7 Non-Menthol Cigarettes 2 -1.7 -3.6 -2.4 -5.6 -4 -9.1 -4.9 MST 5 6.9 1.7 7.3 7.3 6.4 1.6 9 2003 2004 2005 2006 2007 2008 2009 2010E Source: Morgan Stanley Research (Nov. 4, 2010) 2008 National Survey on Drug Use and Health (NSDUH) Index to U.S. Population

With the Restage of Maverick, Lorillard has also Profitably made progress in the Discount Segment Billions Of Units Maverick Unit Volume & Growth Rate 2004 2005 2006 2007 2008 2009 Maverick 0.7 0.9 1.1 1.4 2.3 3.5 +25.7% +23.4% +34.3% +60.5% +50.8% Maverick Unit Volume Up 33.9% Year to Date Q3 2010 Source: Domestic Shipment Data, Management Science Associates, Inc.

The combined result is that Lorillard cigarette volume is growing, while industry volume (non-menthol & menthol) has declined Billions Of Lorillard Units Billions Of Industry Units 5 Year CAGR 2010 YTD -4.4% -3.5% Industry 5 Year CAGR 2010 YTD +0.6% +5.5% Lorillard 2004 2005 2006 2007 2008 2009 Lorillard 34.5 35.2 36.1 35.8 37 35.6 Total Industry 394.5 381.7 376 357.2 345.3 315.7 8.7% 11.3% Lorillard Share of Market Source: Domestic Shipment Data, Management Science Associates, Inc.

2004 2005 2006 2007 2008 2009 2010 9mos Lorillard 28.35 30.1 34.13 36.58 37.95 42.46 45.08 Philip Morris USA 23.72 25.02 26.29 28.07 29.74 35.7 40.22 Reynolds 13.26 16.45 17.41 20.12 23.01 24.87 27.46 Profitability of Lorillard vs. Competition Note: Based on Lorillard's analysis of competitors' public information. See Appendix A for Regulation G reconciliation Adjusted Operating Income Per 1,000 Cigarettes Lorillard also benefits from a strong and differentiated operating model

$400 MM - Jul 2008 $250 MM - May 2009 $750 MM - Jul 2009 $250 MM - Feb 2010 $1 Billion - Aug 2010* * Authorized Lorillard is also aggressively buying back shares $2.65 Billion in Share Repurchases $3.68/year - Aug 2008 $4.00/year - Aug 2009 $4.50/year - Aug 2010 Dividend Increase of 22% since 2008 $1.42 Billion in Dividends Including Dividends, $3.2 Billion already returned to shareholders Shares outstanding have been reduced by more than 23 million since 2008 14% EPS Accretion

2004 2005 2006 2007 2008 2009 Revenue 2.7 2.9 3.1 3.3 3.5 3.7 Net Sales* 2004 2005 2006 2007 2008 2009 Operating Income 1 1.1 1.2 1.3 1.4 1.5 Operating Income In Combination, Lorillard has been Consistently Delivering Revenue and Profit Growth $ Billions $ Billions 2004 2005 2006 2007 2008 2009 Net Income 3.69 4.06 4.75 5.16 5.15 5.76 EPS +6.5% +9.0% +9.3% Compound Annual Growth Rates 2004-2009 * Excluding Excise Taxes

By Most Measures, Lorillard has Beaten the Competition Revenue CAGR (2007-2009) 6.0% -1.9% -4.4% Unit Volume CAGR (2007-2009) -0.4% -7.8% -8.5% Market Share Change (2007-2009) +1.3 pts -1.9 pts -1.4 pts Adjusted Operating Margin (2009) 42% 37% 28% Adjusted Operating Income per 1,000 units (YTD Q3 2010) $45.08 $40.22 $27.46 Lorillard Altria Reynolds Note: Includes cigarette segment results only

Industry Week(r) Ranked Lorillard the 2010 "Best Manufacturing Company" in America "Best Manufacturing Company" in America "Best Manufacturing Company" in America Industry Week ranked the IW U.S. 500 Manufacturing Companies list based on three year revenue growth, return on equity, profit margin, asset turnover, inventory turnover and return on assets in the July 2010 issue.

2010 Has Also Been a Solid Year Lorillard Market Share up +1.0 pts, Newport up +0.6 pts YTD Q3 2010 Quarter Ended 9/30/10 Change vs. Q3 2009 9 Months Ended 9/30/10 Change vs. 9 mos 2009 Total Unit Volume (in billions) 9.83 5.8% 28.13 5.5% Net Sales excluding FET ($ in millions) 1,073 12.6% 3,033 10.1% Net Income ($ in millions) 274 16.6% 770 9.1% E.P.S. $1.81 25.7% $5.04 18.9%

Going Forward, Several Factors to Consider Pricing Environment Improved FDA Scientific Advisory Committee Recommendation FDA Decision on Menthol Newport(r) Non-Menthol Launch

Volume Trends have Returned to Pre-Federal Excise Tax Increase Levels 3 Years Pre-FET Increase 12 Months Post-FET Increase 5 Months Post-Overlap Annual Percent Change Total Domestic Industry Unit Volume Changes Source: Domestic Shipment Data, Management Science Associates, Inc.

FDA Menthol Recommendation Update TPSAC Recommendation due March 2011 - The beginning of the process... Lorillard strongly believes the overwhelming weight of scientific evidence shows that menthol cigarettes are not more dangerous than non-menthol cigarettes Key to TPSAC recommendation is whether it will adhere to its mandate to deliver an unbiased scientific review of menthol's effect on public health Key to FDA decision on menthol is considering not only scientific data, but also the potential for unintended consequences such as contraband and its impact on underage usage Lorillard does not expect a decision to ban menthol, but is preparing for all outcomes TPSAC FDA Administrative/Judicial Review (if necessary)

Newport(r) Non-Menthol Launch Makes Good Sense Opportunity to grow Newport brand in remaining 70% of category Opportunity to grow Newport brand in remaining 70% of category

Finally, Lorillard is engaged in a Strategic Review focused on sustainable, profitable growth over the long term Strategic Review Protect and Grow the Core Business Evaluate Capabilities & Process Explore Adjacency Expansion (i.e., non-menthol, smokeless) Results to be shared in 1H 2011

In Summary A strong company with an excellent history of success Track record of delivering superior financial & operating results Second largest brand in industry - Newport(r) Operating model that is significantly more profitable than competition Focused on building shareholder value Five share buyback authorizations totaling $2.65 billion since 2008 Targeted dividend payout ratio of 70% - 75% Total Shareholder Return at top of CPG category Also focused on protecting our freedom to operate Engaged in TPSAC/FDA menthol review to influence science-based result Preparing for all potential outcomes Challenging ourselves strategically to sustain best-in- class operating results

Questions Murray S. Kessler President and Chief Executive Officer David H. Taylor Executive Vice President and Chief Financial Officer

Appendix A Regulation G Reconciliations ($ in millions) ($ in millions) Q3 9 months Period Ending Period Ending 2006 2007 2008 2009 2010 2010 Net Income Net Income $ 826 $ 898 $ 887 $ 948 $ 274 $ 770 Add: Income Taxes Add: Income Taxes 518 485 547 571 163 459 Other (Income) Expense, net Other (Income) Expense, net Other (Income) Expense, net (103) (109) (19) 22 28 63 Operating Income $ 1,241 $ 1,274 $ 1,415 $ 1,541 $ 465 $ 1,292 Depreciation & Amortization 47 40 32 32 9 27 EBITDA $ 1,288 $ 1,314 $ 1,447 $ 1,573 $ 474 $ 1,319 Reconciliation of Net Income to EBITDA ($ in millions) ($ in millions) 9 months Year Ending December 31, Year Ending December 31, 2004 2005 2006 2007 2008 2009 2010 Operating Income Operating Income $1,001 $1,084 $1,241 $1,274 $1,415 $1,541 $1,292 Sales organization restructuring charge Sales organization restructuring charge 20 Pretax charge for litigation Pretax charge for litigation Pretax charge for litigation 66 Separation related expenses 18 Adjusted Operating Income $1,001 $1,084 $1,261 $1,340 $1,433 $1,541 $1,292 Reconciliation of Operating Income to Adjusted Operating Income